UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

SES AI CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39845	88-0641865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

SES AI Corporation

35 Cabot Road

Woburn, MA 01801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (339) 298-8750

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	SES	The New York Stock Exchange
Warrants, each exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SES WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

SES AI Corporation (the “Company”) held the 2023 Annual Meeting of Stockholders on June 8, 2023 (the “Annual Meeting”), at which stockholders voted on the following four proposals. For more information on the four proposals submitted to stockholders, see the definitive proxy statement for the Annual Meeting (the “Proxy Statement”). Each holder of the Company’s Class A Common Stock was entitled to one vote per share, and each holder of the Company’s Class B Common Stock was entitled to ten (10) votes per share. The matters voted upon and the results of the combined votes of Class A Common Stock and Class B Common Stock are set forth below.

Proposal 1 - Election of directors

The stockholders elected the following three individuals to the Company’s board of directors (the “Board”) to serve as Class I directors until the 2026 Annual Meeting of Stockholders:

	Votes For	Votes Withheld	Broker Non-Votes
Dr. Jiong Ma	449,668,120	13,360,562	11,593,294
Michael Noonen	462,513,111	515,571	11,593,294
Eric Luo	452,887,846	10,140,836	11,593,294

Proposal 2 - Ratification of appointment of KPMG LLP for 2023

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstained
474,379,058	106,610	136,308

Proposal 3 - Approval of the compensation of the Company’s named executive officers in a non-binding, advisory vote

The stockholders approved, in a non-binding, advisory vote, the compensation paid to the Company’s named executive officers.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
462,906,661	96,591	25,430	11,593,294

Proposal 4 - Approval of the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers in a non-binding, advisory vote

The stockholders voted as follows in a non-binding, advisory vote, the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
462,927,860	27,693	22,209	50,920	11,593,294

In accordance with the recommendation of the Board as set forth in the Proxy Statement and consistent with the stated preference of the Company’s stockholders as noted above, after consideration of the voting results of Proposal No. 4, the Company determined that it will hold future non-binding, advisory votes on named executive officer compensation every one year until the next required vote on such frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SES AI Corporation

Date: June 9, 2023	By:	/s/ Jing Nealis
	Name:	Jing Nealis
	Title:	Chief Financial Officer